UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2012

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-60032	62-1518973
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 320-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

The information furnished on exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On July 18, 2012, Buckeye Technologies Inc. issued a press release that’s furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing that it has scheduled a conference call for Wednesday, August 8, 2012 at 10:00 a.m. Central (11:00 Eastern) to discuss fourth quarter and fiscal year 2012 results.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Buckeye Technologies Inc. dated July 18, 2012. (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/s/ Steven G. Dean
Steven G. Dean
Sr. Vice President and Chief Financial Officer
July 19, 2012